UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
May 2, 2018

FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	1-14706	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9005
Cayman Islands

(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 2, 2018, the Annual General Meeting of Shareholders of the Company was held.  A total of 46,654,608 Ordinary Shares, or 96% of the Ordinary Shares issued and outstanding as of the March 13, 2018 record date, was represented in person or by proxy.  The proposals presented at the Annual General Meeting of Shareholders are described in detail in the Company’s Proxy Statement for the 2018 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on April 2, 2018.  All of the nominees for director described in that proxy statement were elected to serve until the Company’s 2021 Annual General Meeting of Shareholders. A cash dividend for the year ended December 29, 2017 was approved by the shareholders and declared by the Company's board of directors, and each of the other items considered at the 2018 Annual General Meeting was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1

To elect three directors to serve until the Company’s 2021 Annual General Meeting of Shareholders.

Directors	For	Against	Abstained	Broker Non-Votes
Mohammad Abu-Ghazaleh	45,217,743	674,994	1,864	760,007
John H. Dalton	41,502,442	4,390,049	2,110	760,007
Ahmad Abu-Ghazaleh	45,231,687	660,034	2,880	760,007

Proposal 2

To approve and adopt the Company’s financial statements for the fiscal year ended December 29, 2017.

For	46,583,704
Against	6,553
Abstained	64,351

Proposal 3

To ratify the appointment of Ernst & Young LLP as independent registered certified public accounting firm to the Company for the fiscal year ending December 28, 2018.

For	46,317,390
Against	331,866
Abstained	5,352

Proposal 4

To approve the Company’s dividend for the fiscal year ended December 29, 2017.

For	46,644,431
Against	6,003
Abstained	3,974

Proposal 5

To approve, on an advisory, non-binding basis, the Company’s executive compensation.

For	37,177,297
Against	8,502,230
Abstained	215,074
Broker Non-Votes	760,007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	May 2, 2018	By:	/s/ Richard Contreras
Richard Contreras
Senior Vice President & Chief Financial Officer